Trade and Other Receivables	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Trade and Other Receivables
Note 13: Trade and Other Receivables

	December 31,

	2021	2020
Trade receivables	1,117	1,195
Less: allowance for doubtful accounts	(38)	(37)
Less: allowance for sales adjustments	(41)	(36)
Net trade receivables	1,038	1,122
Other receivables	19	29
Trade and other receivables	1,057	1,151
The aging of gross trade receivables at each reporting date
was
as follows:

	December 31,

	2021	2020
Current - 30 days	884	946
Past due 31-60 days	55	72
Past due 61-90 days	33	42
Past due 91-180 days	85	52
Past due >180 days	60	83
Balance at December 31	1,117	1,195
Allowance for doubtful accounts
The change in the allowance for doubtful accounts was as follows:

	December 31,

	2021	2020
Balance at beginning of year	37	30
Charges	35	51
Write-offs	(34)	(44)
Balance at end of year	38	37
The Company is exposed to normal credit risk with respect to its accounts receivable and maintains provisions for credit losses. The potential for such losses is mitigated because customer creditworthiness is evaluated before credit is extended and there is no significant exposure to any single customer.

The Company estimates credit losses for trade receivables by aggregating similar customer types together, because they tend to share similar credit risk characteristics, taking into consideration the number of days the receivable is past due. Provision rates for the allowance for doubtful accounts are based on historical credit loss experience and calibrated, based on management’s judgment, with forward looking information about a debtor’s ability to pay, including estimates related to the global economic crisis caused by the
COVID-19
pandemic. Trade and other receivables are written off when there is no reasonable expectation of recovery, such as the bankruptcy of the debtor.